UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]    Preliminary Information Statement

[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

[X]    Definitive Information Statement

PRINCIPAL FUNDS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box) :

[x]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set for the amount on which the filing fee is calculated and state how it was determined) :

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid: ______________________________________

2)	Form, Schedule or Registration Statement No.: _____________________

3)	Filing Party: ________________________________________________

PRINCIPAL FUNDS, INC. - GLOBAL DIVERSIFIED INCOME FUND

IMPORTANT NOTICE REGARDING THE
INTERNET AVAILABILITY OF INFORMATION STATEMENT

June 7, 2016

As a shareholder of the Global Diversified Income Fund (the "Fund"), a series of Principal Funds, Inc., you are receiving this notice regarding the internet availability of an information statement (the "Information Statement") relating to the appointment of an additional sub-advisor to manage a portion of the Fund's assets. This notice presents an overview of the Information Statement that is available to you on the internet or, upon request, by mail. We encourage you to access and review all of the information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and, as a shareholder of the Fund, you do not need to take any action in connection with the changes.

The Information Statement details the appointment of a new sub-advisor. At a meeting of the Board of Directors (the "Board") held on March 15, 2016, the Board unanimously approved a sub-advisory agreement between Principal Management Corporation (the "Advisor") and Analytic Investors, LLC. ("Analytic Investors") with respect to the Fund. On March 21, 2016, Analytic Investors signed an agreement to manage a portion of the Fund's assets.

The Fund has received an exemptive order (the "Manager of Managers Order") from the U.S. Securities and Exchange Commission that permits the Advisor, subject to certain conditions such as approval by the Board, to enter into a new sub-advisory agreement with an unaffiliated sub-adviser or to change the term of an existing sub-advisory agreement with an unaffiliated sub-adviser. Approval by the Fund's shareholders is not required, but the Manager of Managers Order requires that the Information Statement be made available to the Fund's shareholders.

By sending you this notice, the Fund is notifying you that it is making the Information Statement available to you via the internet in lieu of mailing you a paper copy. You may print and view the Information Statement on the Fund's website at http://pages.principalfunds.com/rs/131-UKS-131/images/information-statement-062016.pdf. The Information Statement will be available on the website until at least September 20, 2016. You may request a paper copy of the Information Statement, free of charge, by contacting the Fund in writing at Principal Funds, P.O. Box 8024, Boston, MA 02266-8024, by calling 1-800-222-5852, or by visiting www.principalfunds.com.

Only one copy of this note will be delivered to shareholders of the Fund who reside at the same address, unless the Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to the Principal Funds, P.O. Box 8024, Boston, MA 02266-8024 or call 1-800-222-5852. Shareholders wishing to receive separate copies of the Fund's notices in the future, and shareholders sharing an address who wish to receive a single copy if they currently are receiving multiple copies, should also contact the Fund.

If you want to receive a paper copy of the Information Statement, you must request one.
There is no charge to obtain a copy.

PRINCIPAL FUNDS, INC. – GLOBAL DIVERSIFIED INCOME FUND
INFORMATION STATEMENT
JUNE 7, 2016
This Information Statement is provided in connection with the addition of a new Sub-advisor to the Principal Funds, Inc. (“PFI”) Global Diversified Income Fund (“the “Fund”). Analytic Investors, LLC (“Analytic Investors” or the “Sub-Advisor”), entered into a Sub-Advisory Agreement with Principal Management Corporation (the “Advisor”), the investment advisor to PFI, on March 21, 2016 and began providing investment advisory services to the Fund on the same date.

Under an order from the Securities and Exchange Commission (“SEC”), PFI and the Advisor may enter into and materially amend agreements with sub-advisors without obtaining shareholder approval. The order permits PFI and the Advisor to hire one or more sub-advisors, change sub-advisors and reallocate management fees between the Advisor and the sub-advisors, without obtaining shareholder approval.

The address of the Fund’s Advisor and transfer agent (Principal Shareholder Services, Inc.) is Des Moines, Iowa 50392. The address of the Fund’s principal underwriter (Principal Funds Distributor, Inc.) is 620 Coolidge Drive, Suite 300, Folsom, CA 95630.

The Fund will furnish, without charge, a copy of the annual report and the most recent semiannual report succeeding the annual report, if any, upon request. To request a report, call 1-800-222-5852 or write Principal Funds, P.O. Box 8024, Boston, MA 02266-8024.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

BACKGROUND

On March 14, 2016, the Board of Directors of PFI (the "Board") unanimously approved the addition of Analytic Investors, LLC (“Analytic Investors”) as a sub-advisor to the Fund along with the current sub-advisors, Colonial First State Asset Management (Australia) Limited ("Colonial"), DDJ Capital Management, LLC ("DDJ"), Guggenheim Partners Investment Management, LLC ("Guggenheim"), Post Advisory Group, LLC ("Post"), Principal Global Investors, LLC ("PGI"), with respect to global value equities sleeve, Principal Real Estate Investors, LLC ("Principal - REI"), Spectrum Asset Management, Inc. ("Spectrum"), Stone Harbor Investment Partners LP ("Stone Harbor"), Tortoise Capital Advisors, L.L.C. ("Tortoise"), and "W.H. Reaves & Co., Inc. ("Reaves"). The Board also approved the solicitation of a proxy to approve PGI as a sub-advisor with respect to a high yield sleeve of the Fund. The shareholder vote is scheduled to take place on June 28, 2016. Due to concerns regarding Guggenheim, including a recent Securities and Exchange Commission enforcement action, the Advisor recommended replacing Guggenheim and appointing Analytic Investors as sub-advisor for the volatility overlay strategy.
NEW SUB-ADVISORY AGREEMENT

The terms of the sub-advisory agreement with Analytic Investors (the "Sub-Advisory Agreement") are the same in all material respects as the current sub-advisory agreements with Colonial, DDJ, Guggenheim, Post, PGI, Principal - REI, Spectrum, Stone Harbor, Tortoise and Reaves, other than the fees to be paid. The following is a brief summary of the material terms of the Sub-Advisory Agreement. This summary is qualified in its entirety by reference to the text of the Sub-Advisory Agreement attached.

Like the current sub-advisory agreement with Colonial, DDJ, Guggenheim, Post, PGI, Principal - REI, Spectrum, Stone Harbor, Tortoise, and Reaves, the new Sub-Advisory Agreement provides that Analytic Investors will, among other things,

(1)
provide investment advisory services to the Fund including providing investment advice and recommendations with respect to the Fund’s investments consistent with the Fund’s investment objectives, investment policies and restrictions;

(2)	arrange for the purchase and sale of the Fund’s portfolio securities;

(3)	provide, at its expense, all necessary investment and management facilities, including expenses for clerical and bookkeeping services;

(4)
advise and assist the officers of PFI in taking such steps as are necessary or appropriate to carry out the decisions of PFI’s Board of Directors regarding the general conduct of the investment business of the Fund; and

(5)	provide periodic reports regarding the investment service provided to the Fund.

Under the Sub-Advisory agreement, PMC pays Analytic Investors a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the portion of the Fund’s assets it manages.
NEW SUB-ADVISOR

Analytic Investors, LLC
Analytic Investors address is 555 West Fifth Street, 50th Floor, Los Angeles, CA 90013. Analytic Investors is organized as a Delaware limited liability company.

Ownership of Analytic Investors: Analytic Investors, LLC is owned by Analytic Investors Holdings, LLC. The address for Analytic Investors Holdings, LLC is 555 West Fifth Street, 50th Floor, Los Angeles, CA 90013.
Management of Analytic Investors: Set forth below is the names, principal occupations, and addresses of the principal executive officers of Analytic Investors.

Name	Address	Management Responsibility
Harin de Silva, Ph.D., CFA	555 W. 5th Street, 50th Floor Los Angeles, CA 90013	President / Portfolio Manager
Michael Brogan	555 W. 5th Street, 50th Floor Los Angeles, CA 90013	Managing Director
Dennis Bein, CFA	555 W. 5th Street, 50th Floor Los Angeles, CA 90013	Chief Investment Officer
Gregory M. McMurran	555 W. 5th Street, 50th Floor Los Angeles, CA 90013	Chief Investment Officer
Similar Investment Companies Advised by Analytic Investors. Analytic Investors has stated that it does not currently act as an investment adviser to a registered investment company with similar investment objectives and policies as those of the Fund.
Fees Paid to Analytic Investors. The Advisor paid no fees to Analytic Investors for the fiscal year ending October 31, 2015 with respect to the Fund.
Payments to Affiliates. PGI, Post, Principal-REI, Spectrum and Principal Funds Distributor, Inc. are each affiliates of PMC. For the fiscal year ended October 31, 2015, the Fund paid PMC management fees of approximately $79,391,000 and Distributor Rule 12b-1 distribution fees of approximately $34,007,000. For the fiscal year ended October 31, 2015, a total of $1,252,612 in brokerage commissions paid by the Fund (representing 23.44% of total Fund commissions) were paid to brokers affiliated with PMC or sub-advisors of PFI. For the fiscal year ended October 31, 2015, PMC paid fees of $2,730,940 to PGI, $3,037,519 to Post, $7,512,463 to Principal-REI, and $1,481,273 to Spectrum with respect to sub-advisory services provided to the Fund.

BOARD EVALUATION OF NEW SUB-ADVISORY AGREEMENT

At its March 14, 2016 meeting, the Board considered whether to approve the Sub-Advisory agreement between the Advisor and Sub-Advisor with respect to a portion of the volatility overlay strategy sleeve of the Fund.
The Board considered the nature, quality and extent of services expected to be provided under the Sub-Advisory Agreement. The Board considered the reputation, qualifications and background of the Sub-Advisor, investment approach of the Sub-Advisor, the experience and skills of the Sub-Advisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Advisor’s program for identifying, recommending, monitoring and replacing sub-advisors and that the Advisor recommended the Sub-Advisor based upon that program.

The Board reviewed the historical one-year, three-year, five-year and since-inception (April 1, 2004) performance returns as of December 31, 2015 (gross and net of proposed fees) of the Sub-Advisor in a composite with an investment strategy similar to the proposed strategy for the Fund, as compared to a relevant benchmark index for Analytic Investors' investment strategy. The Board concluded, based on the information provided, that the historical investment performance record of the Sub-Advisor was satisfactory.

The Board considered the proposed sub-advisory fees, noting that the Advisor compensates sub-advisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the Sub-Advisory Agreement. The Board noted that the proposed subadvisory fee schedule includes breakpoints and concluded that the subadvisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. The Board also reviewed the expected impact on profitability to the Advisor. On the basis of the information provided, the Board concluded that the proposed sub-advisory fees were reasonable.

The Board also considered the character and amount of other incidental benefits to be received by the Sub-Advisor. The Board noted that the Sub-advisor did not intend to use soft dollars. The Board concluded that, on the basis of the information provided, the proposed sub-advisory fees were reasonable.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Advisory Agreement were fair and reasonable and that approval of the Sub-Advisory Agreement was in the best interests of the Fund.

FUND OWNERSHIP

As of the close of business June 6, 2016, the officers and directors of the Fund as a group beneficially owned less than one percent of the outstanding shares of the Fund. The following table sets forth information regarding the beneficial ownership of shares of the Fund as of June 6, 2016 by all shareholders known to the Fund to be beneficial owners of more than 5% of the outstanding shares.

Name and Address	Share Class	Percentage of Ownership
PERSHING LLC	A	18.17%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

FIRST CLEARING LLC	A	10.97%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

NATIONAL FINANCIAL SERVICES LLC	A	9.33%
FOR THE EXCL BENE OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-2010

MORGAN STANLEY SMITH BARNEY	A	8.66%
HARBOR FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

MLPF&S FOR THE SOLE	A	7.70%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

LPL FINANCIAL	A	6.10%
OMNIBUS CUSTOMER ACCOUNT
ATTN MUTUAL FUND TRADING
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

UBS WM USA	A	5.58%
0O0 11011 6100
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
1000 HARBOR BLVD 5TH FL
WEEHAWKEN NJ 07086-6761

MLPF&S FOR THE SOLE	C	19.82%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

FIRST CLEARING LLC	C	19.30%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

MORGAN STANLEY SMITH BARNEY	C	13.45%
HARBOR FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

UBS WM USA	C	8.36%
0O0 11011 6100
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
1000 HARBOR BLVD 5TH FL
WEEHAWKEN NJ 07086-6761

RAYMOND JAMES	C	7.81%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN: COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1102

PERSHING LLC	C	7.33%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

FIRST CLEARING LLC	INSTITUTIONAL	28.01%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

PRINCIPAL TRUST COMPANY	INSTITUTIONAL	20.34%
PRINCIPAL TRUST TARGET DATE
COLLECTIVE INVESTMENT FUNDS
1013 CENTRE RD STE 300
WILMINGTON DE 19805-1265

LIFETIME 2020 FUND	INSTITUTIONAL	11.53%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

LIFETIME 2030 FUND	INSTITUTIONAL	8.45%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

MLPF&S FOR THE SOLE	P	26.18%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR EAST 3RD FL
JACKSONVILLE FL 32246-6484

MORGAN STANLEY SMITH BARNEY	P	19.09%
HARBOR FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

UBS WM USA	P	17.66%
0O0 11011 6100
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
1000 HARBOR BLVD 5TH FL
WEEHAWKEN NJ 07086-6761

LPL FINANCIAL	P	8.68%
OMNIBUS CUSTOMER ACCOUNT
ATTN MUTUAL FUND TRADING
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

RAYMOND JAMES	P	7.91%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN: COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1102

PERSHING LLC	P	6.99%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

NATIONAL FINANCIAL SERVICES LLC	P	5.80%
FOR THE EXCL BENE OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-2010

PRINCIPAL FUNDS, INC.
SUB‑ADVISORY AGREEMENT

AGREEMENT executed as of March 21, 2016, by and between PRINCIPAL MANAGEMENT CORPORATION (hereinafter called the “Manager”), and Analytic Investors, LLC (hereinafter called the “Sub‑Advisor”).

W I T N E S S E T H:

WHEREAS, the Manager is the manager and investment adviser to each Series of Principal Funds, Inc. (the “Fund”), an open‑end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Manager desires to retain the Sub‑Advisor to furnish it with portfolio selection and related research and statistical services in connection with the investment advisory services for all or a portion of the assets of each Series of the Fund identified in Appendix A hereto, as may be amended from time to time (hereinafter called “Series”), which the Manager has agreed to provide to the Fund, and the Sub‑Advisor desires to furnish such services; and

WHEREAS, The Manager has furnished the Sub‑Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub‑Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

(a)	Management Agreement (the “Management Agreement”) with the Fund

(b)	The Fund’s registration statement and financial statements as filed with the Securities and Exchange Commission (the “SEC”);

(c)	The Fund’s Articles of Incorporation and By‑laws

(d)	Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Advisor.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1.    Appointment of Sub-Advisor
In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub‑Advisor to perform the services described in Section 2 below for investment and reinvestment of such portion of the assets of each Series as may be allocated to the Sub‑Advisor by the Manager, from time to time (the “Allocated Assets”), subject to the control and direction of the Manager and the Fund’s Board of Directors, for the period and on the terms hereinafter set forth. The Sub‑Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub‑Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.    Obligations of and Services to be Provided by the Sub-Advisor
The Sub-Advisor will:

(a)	Provide investment advisory services, including but not limited to research, advice and supervision for the Allocated Assets of each Series.

(b)
Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for each Series consistent with each Series’ respective investment objective(s) and policies and any specific criteria applicable to the Allocated Assets.

(c)
Implement the approved investment program for the Allocated Assets by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund’s registration statement, Articles of Incorporation and Bylaws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

(d)
Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of each Series.

(e)
Maintain, in connection with the Sub-Advisor’s investment advisory services provided to the Allocated Assets, compliance with the 1940 Act and the regulations adopted by the SEC thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information and any specific criteria applicable to the Allocated Assets.

(f)
Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of each Series (and any specific criteria applicable to the Allocated Assets) are being observed.

(g)
Upon request, provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund’s Board of Directors.

(h)
Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of each Series.

(i)
Open accounts with Foreign Account Tax Compliance Act compliant broker-dealers and futures commission merchants (“broker-dealers”), select broker-dealers to effect all transactions for each Series, place all necessary orders with broker‑dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for each Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub‑Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund’s Board of

Directors providing such information as the number of aggregated trades to which each Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use its best efforts to obtain execution of transactions for each Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to each Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Allocated Assets. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

(j)
Maintain all accounts, books and records with respect to the Allocated Assets as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or the Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for each Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for a Series upon request by the Fund or the Manager. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Advisor provides to a Series.

(k)
Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of the Sub-Advisor’s current Code of Ethics. The Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor’s Code of Ethics along with certification that the Sub-Advisor has implemented procedures for administering the Sub-Advisor’s Code of Ethics.

(l)
From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by a Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business on due notice to review the investments of a Series.

(m)
Provide such information as is customarily provided by a sub-advisor, or as may be required or reasonably requested by the Manager, for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940

Act, the Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder. Such information includes, but is not limited to: the Sub-Advisor’s compliance manual and policies and procedures adopted to comply with Rule 206(4)-7 of the Advisers Act; the Sub-Advisor’s most recent annual compliance report or a detailed summary of such report; timely and complete responses to all Quarterly Compliance Questionnaires (including the identification of any material compliance maters and a copy of any material changes to the Sub-Advisor’s Rule 206(4)-7 compliance policies and procedures, marked to show changes along with a written summary of the purpose of each such change); Annual Proxy Voting Questionnaires; Annual Best Execution and Soft Dollar Questionnaires, and responses to all other requests from the Manager. The Sub-Advisor agrees to make available for the Manager’s review all deficiency letters issued by the SEC together with all responses given by Sub-Advisor to such letters. The Sub-Advisor will advise the Manager of any material changes in the Sub-Advisor’s ownership within a reasonable time after any such change.

(n)
Vote proxies received on behalf of each Series (with respect to the portion thereof allocated to the Sub-Advisor) in a manner consistent with the Sub-Advisor’s proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Series to file Form N-PX as required by SEC rule.

(o)
Respond to tender offers, rights offerings and other voluntary corporate action requests affecting securities held by each Series (with respect to the portion thereof allocated to the Sub-Advisor) and complete and file notices of claims in connection with class action lawsuits concerning securities owned by the Fund (with respect to the portion of each Series thereof allocated to the Sub-Advisor).

(p)
Cooperate with the Manager in its performance of quarterly and annual tax compliance tests to monitor the Series’ compliance with Subchapter M of the Code and Section 817(h) of the Code. If it is determined by the Manager or its tax advisors that the Series is not in compliance with the requirements imposed by the Code, the Sub-Advisor, in consultation with the Manager and its tax advisors, will take prompt action to bring the Series back into compliance with the time permitted under the Code.

3.    Prohibited Conduct
In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company regarding transactions for the Fund in securities or other assets.

4.    Compensation
As full compensation for all services rendered and obligations assumed by the Sub‑Advisor hereunder with respect to the Allocated Assets, the Manager shall pay the compensation specified in Appendix A to this Agreement.

5.    Liability of Sub‑Advisor
Neither the Sub‑Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub‑Advisor’s investment discretion in connection with selecting investments for a Series or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub‑Advisor or any of its directors, officers, employees, agents, or affiliates.

6.    Trade Errors
The Sub-Advisor will notify the Manager of any Trade Error(s), regardless of materiality, promptly upon the discovery such Trade Error(s) by the Sub-Advisor. Notwithstanding Section 5, the Sub-Advisor shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from Trade Errors due to negligence, misfeasance, or disregard of duties of the Sub Advisor or any of its directors, officers, employees, agents (excluding any broker-dealer selected by the Sub-Advisor), or affiliates. For purposes under this Section 6, “Trade Errors” are defined as errors due to (i) erroneous orders by the Sub-Advisor for the Series that result in the purchase or sale of securities that were not intended to be purchased or sold; (ii) erroneous orders by the Sub-Advisor that result in the purchase or sale of securities for the Series in an unintended amount or price; or (iii) purchases or sales of financial instruments which violate the investment limitations or restrictions disclosed in the Fund’s registration statement and/or imposed by applicable law or regulation (calculated at the Sub-Advisor’s portfolio level), unless otherwise agreed to in writing.

7.    Supplemental Arrangements
The Sub‑Advisor may enter into arrangements with other persons affiliated with the Sub‑Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub‑Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund; provided, however, that entry into any such arrangements shall not relieve the Sub-Advisor of any of its obligations under this Agreement.

8.    Regulation
The Sub‑Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

9.    Duration and Termination of This Agreement
No amendment of this Agreement shall be effective unless in writing and signed by both parties. This Agreement shall become effective with respect to a Series as of the corresponding date set forth on Appendix B to this Agreement, as may be amended from time to time, and, unless otherwise terminated with respect to such Series, shall continue in effect thereafter for the initial term set forth on Appendix B to this Agreement, and thereafter from year to year, provided that in each case the continuance is specifically approved within the period required by the 1940 Act either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub‑Advisor will continue to act as Sub‑Advisor with respect to the Allocated Assets of such Series pending the required approval of the Agreement or its continuance or of any contract with the Sub‑Advisor or a different manager or sub‑advisor or other definitive action; provided, that the compensation received by the Sub‑Advisor in respect to the Allocated Assets of such Series during such period is in compliance with Rule 15a‑4 under the 1940 Act.

This Agreement may be terminated with respect to a Series at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub‑Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days’ written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 8, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person,” “assignment,” “voting security” and “majority of the outstanding voting securities”) shall be applied.
10.    Amendment of this Agreement
No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series (as defined in the 1940 Act) and by vote of a majority of the Board of Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Manager, the Sub‑Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.
11.    Additional Series
In the event the Manager wishes to appoint the Sub-Advisor to perform the services described in this Agreement with respect to one or more additional Series of the Fund after the effective date of this Agreement, such Series will become a Series under this Agreement upon approval of this Agreement in the manner required by the 1940 Act and the amendment of Appendices A and B hereto.
12.    General Provisions

(a)
Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)
Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre‑paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392‑0200. The address of the Sub-Advisor for this purpose shall be 555 West Fifth Street, Los Angeles, CA 90013, attn.: CCO..

(c)	The Sub‑Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

1.
the Sub‑Advisor fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub‑Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

2.
the Sub‑Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Series.

3.
the Sub-Advisor becomes aware of any pending or threatened action, suit, proceeding, inquiry or investigation that is reasonably likely to result in a conviction, order, judgment or decree issued with respect to it or any affiliate that could reasonably be expected to result in the Sub-Advisor becoming ineligible to serve as an investment adviser of a registered investment company under the 1940 Act.

4.
the Sub-Advisor becomes aware of a transaction or series of transactions that is reasonably likely to result in a change in the management or control of the Sub-Advisor or a controlling person thereof or otherwise in the assignment (as defined in the 1940 Act) of this Agreement by the Sub-Advisor.

(d)
The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

(e)
The Sub-Advisor represents that it will not enter into any agreement, oral or written, or other understanding under which the Fund directs or is expected to direct portfolio securities transactions, or any remuneration, to a broker or dealer in consideration for the promotion or sale of Fund shares or shares issued by any other registered investment company. The Sub-Advisor further represents that it is contrary to the Sub-Advisor’s policies to permit those who select brokers or dealers for execution of Fund portfolio securities transactions to take into account the broker’s or dealer’s promotion or sale of Fund shares or shares issued by any other registered investment company.

(f)    The Sub-Advisor acknowledges that the Series is relying on the exclusion from the definition of “commodity pool operator” under Section 4.5 of the General Regulations under the Commodity Exchange Act (“Rule 4.5”). The Sub-Advisor will not exceed the de minimis trading limits set forth in Rule 4.5(c)(2) unless otherwise agreed to in writing.

(g)
The Sub-Advisor agrees that neither it nor any of its affiliates will in any way refer to its relationship with the Fund, the Series, or the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager

(h)	This Agreement contains the entire understanding and agreement of the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

PRINCIPAL MANAGEMENT CORPORATION

By	/s/ Michael J. Beer	By	/s/ Adam Shaikh
	Michael J. Beer, Chief Executive Officer		Adam Shaikh, Counsel
And President

ANALYTIC INVESTORS, LLC

By	/s/ Michael Brogan
Michael Brogan, Managing Director

APPENDIX A

The Sub-Advisor shall serve as an investment sub-advisor for the Series identified below. The Manager will pay the Sub-Advisor as full compensation for all services provided under this Agreement, a fee, computed daily and paid monthly, at an annual rate as shown below of the Series’ net assets allocated to Sub-Advisor’s management.

“Net assets”, for the purpose of calculating the fee to be paid on the Covered Call Sleeve listed below, shall be defined as the “aggregate fair market value of the portfolios contained in the Series” that are eligible for the Covered Call overlay program.” Any time between the 15th business day of each month, the Manager shall identify to the Sub-Advisor which portfolios are eligible for the Covered Call overlay program.

In calculating the fee for a series included in the table, assets of any unregistered separate account of Principal Life Insurance Company, any investment company sponsored by Principal Life Insurance Company, and any collective investment trust sponsored by Delaware Charter Guarantee & Trust Company to which Sub-Advisor provides investment advisory services and which have the same investment mandate as the series for which the fee is calculated, will be combined with the assets of the series to arrive at net assets.

If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

Global Diversified Income Fund Covered Call Sleeve
Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets